Templeton Capital
Accumulator Fund

--------------------

     [PHOTO OF
   GARY P. MOTYL
   APPEARS HERE]

--------------------

Gary P. Motyl, CFA
President
Templeton Capital
Accumulator Fund

====================

Your Fund's Objective:

The Templeton Capital Accumulator Fund seeks long-term capital growth by investing in a portfolio primarily composed of common stocks in various nations throughout the world.



October 16, 1995

Dear Shareholder:

We are pleased to bring you this fifth annual report of the Templeton Capital Accumulator Fund, which covers the fiscal year ended August 31, 1995. During this period, global equity and currency markets were quite volatile for several reasons: Mexico devalued its peso, the world's major central banks coordinated efforts to raise the value of the U.S. dollar from historical lows versus the Japanese yen, contradictory reports raised questions regarding U.S. economic growth, and many domestic and international investors restructured their portfolios. Within this environment, the Fund posted a total return of 3.40%, compared with an 8.80% increase in the Morgan Stanley Capital International
(MSCI) World Index./1/ We are pleased to report, however, as shown in the Performance Summary on page 5, that since inception, the Fund's


/1/ The Fund's performance differs from that of the index because in addition to not being managed according to any investment strategy, the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no management expenses or sales and creation charges. Of course, one cannot invest directly in an index, and past performance is not predictive of future results.

================================================================================

Templeton Capital Accumulator Fund

Geographic Distribution on 8/31/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]

             European Stocks                                43.0%
             Canadian Stocks                                 1.9%
             Australian & New Zealand Stocks                 9.3%
             United States Stocks                           26.4%
             Latin American Stocks                           4.0%
             Asian Stocks                                    9.8%
             Short-Term Obligations & Other Net Assets       5.6%

total return has outpaced the MSCI. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales and creation charges.

The Fund's underperformance primarily reflected its relatively low weighting of U.S. equities. This market was very strong over the past few months, in large part due to gains in the high-tech sector. However, we felt that valuations of many stocks in this group were too high to warrant inclusion in the Fund.

Responding to the events mentioned above, we took profits in several stocks during the first half of the fiscal year, raising the Fund's cash position to unusually high levels. We used this cash during the second half of the year in seeking to take advantage of share price volatility by purchasing several stocks at attractive prices. For example, we sold our position in Telebras, the Brazilian telecommunications company, in September 1994 for more than $61 per share and initiated a new position during August 1995 for less than $42 per share. We added to our holdings of VEBA, a diversified German company whose primary businesses are electrical utilities and telecommunications, and invested in several new companies we considered attractive, long-term situations. These include Hafslund Nycomed, a Norwegian producer of medical products for use in imaging; Burns Philp and Company, an Australian food products manufacturer; and Beacon Properties Corporation and Carr Realty

--------------------------------------------------------------------------------

Templeton Capital
Accumulator Fund

Top 10 Holdings on 8/31/95
As a Percentage of Total Net Assets

                                                                      % of Total
Company, Industry, Country                                            Net Assets
--------------------------------------------------------------------------------
Qantas Airways, Ltd., ADR, 144a ;
Transportation, Australia                                             1.6%
--------------------------------------------------------------------------------
Brambles Industries, Ltd.;
Transportation, Australia                                             1.6%
--------------------------------------------------------------------------------
Telefonica de Espana, SA;
Telecommunications, Spain                                             1.5%
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co.;
Industrial Components, United States                                  1.4%
--------------------------------------------------------------------------------
Electrolux, AB, B;
Appliances & Household Durables, Sweden                               1.3%
--------------------------------------------------------------------------------
SIG (Schweizerische Industrie Gesellschaft)
Holdings AG; Metals & Mining,  Switzerland                            1.3%
--------------------------------------------------------------------------------
Hafslund Nycomed SA, B;
Health & Personal Care, Norway                                        1.3%
--------------------------------------------------------------------------------
Unitor AS; Transportation,
Norway                                                                1.3%
--------------------------------------------------------------------------------
Societe Elf Acquitane SA;
Energy Sources, France                                                1.3%
--------------------------------------------------------------------------------
VEBA AG; Utilities -
Electrical & Gas, Germany                                             1.3%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, see page 7 of this report.


Corporation, U.S. companies in the real estate industry. Although Japan announced its sixth fiscal stimulus plan within three years, it remains to be seen whether such action can overcome its economic problems, and we continue to have great difficulty identifying Japanese companies that meet our value-based criteria.

In our opinion, the worldwide investment climate remains strong. The U.S. and European economies appear to be growing modestly, with low inflation. Some Latin American economies appear to be recovering, and most emerging economies in Asia continue to do well. Corporate earnings reports indicate that economic growth and cost reduction programs have allowed profit margins to expand, and we expect these earnings to continue rising over the next few quarters, but at a somewhat slower rate. However, we are uncertain whether upward movements of the U.S. dollar last summer represented the beginning of a sustainable upswing, establishment of a new trading range, or merely a brief respite from the long-term problems of large, U.S. budget and trade deficits. We feel more time and information are necessary to reach a firm conclusion on this subject.

As always, we remind our shareholders that, in general, investments in foreign securities involve special risks, such as market and currency volatility and adverse economic, social and political developments in the countries where the Fund is invested. While short-term price volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 763% in the last 15 years, but has suffered six declines of more than 20% during that time./2/ Developing markets are represented in the Fund's portfolio, and involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. These special risks and other considerations are discussed in the Fund's prospectus.


/2/Source: Bloomberg. Based on quarterly percentage change over 15 years.

In closing, we would like to mention that, although Sir John Templeton has not been involved in investment management of the Templeton funds since October 1992, we were saddened by his recent decision to step down as Chairman and Director of the U.S.-registered Templeton funds. The Fund's Board of Directors has elected John Wm. Galbraith, former vice chairman of Templeton, Galbraith & Hansberger, Ltd. to succeed him. The investment manager will continue to use the investment philosophies and principles established by Sir John.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,

/s/ Gary P. Motyl

Gary P. Motyl, CFA
President
Templeton Capital
Accumulator Fund, Inc.

Performance Summary

The Templeton Capital Accumulator Fund reported a total return of 3.40% for the one-year period ended August 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and includes no sales and creation charges. Of course, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the chart to the right, the Fund has delivered a cumulative total return of more than 78% between its inception on March 1, 1991 and August 31, 1995.

As measured by net asset value, the Fund's share price decreased from $16.21 on August 31, 1994, to $15.94 on August 31, 1995. During the reporting period, shareholders received distributions of 19.5 cents ($0.195) in dividend income and 57.5 cents per share in capital gains, of which 50.5 cents ($0.505) represented long-term gains and 7.0 cents ($0.07) represented short-term gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

The graph to the right shows that, since inception, the Templeton Capital Accumulator Fund has outperformed the unmanaged Morgan Stanley Capital International (MSCI) World Index, which tracks 22 equity markets worldwide. You can also see from the graph how an investment in the Fund over the same period has kept your purchasing power ahead of inflation, as measured by the Consumer Price Index (CPI). Please remember that the Fund's performance differs from that of the index because the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no sales and creation charges or management expenses. Of course, one cannot invest directly in an index.


--------------------------------------------------------------------------------
                      Templeton Capital Accumulator Fund
                         Total Return Index Comparison
                    $10,000 Investment (3/1/91 -- 8/31/95)

[GRAPH APPEARS HERE SHOWING COMPARISON BETWEEN TEMPLETON CAPITAL ACCUMULATOR FUND, MSCI WORLD INDEX AND THE CPI]

                                                    3/91          8/95
                                                  -------       -------
Templeton Capital Accumulator Fund                $10,000       $17,861
MSCI World Index/1/                                10,000        14,629
CPI/2/                                             10,000        11,365

1. Represents the change in value of an investment over the shown, assuming reinvestment of dividends and capital gains, and does not include sales and creation charges. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested dividends.

3. Source: U.S. Bureau of Labor Statistics.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Templeton Capital Accumulator Fund

Periods Ended 8/31/95

                                                                         Since
                                                                       Inception
                                      One-Year       Three-Year        (3/1/91)
Cumulative
Total Return*                          3.40%          61.10%            79.58%

*Cumulative total return represents the change in value of an investment over the specified periods, assuming reinvestment of dividends and capital gains. It does not include any sales and creation charges. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

Note: The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses, which increases total return to shareholders. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Directors.
--------------------------------------------------------------------------------

Templeton Capital Accumulator Fund, Inc.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (For a share outstanding throughout the period)

                                            YEAR ENDED AUGUST 31
                                    -----------------------------------------
                                     1995     1994     1993     1992   1991+
                                    -------  -------  -------  ------  ------
Net asset value, beginning of
 period                             $ 16.21  $ 13.74  $ 10.95  $10.42  $10.00
                                    -------  -------  -------  ------  ------
Income from investment operations:
 Net investment income                  .28      .19      .20     .17     .15
 Net realized and unrealized gain       .23     2.60     2.88     .55     .27
                                    -------  -------  -------  ------  ------
Total from investment operations        .51     2.79     3.08     .72     .42
                                    -------  -------  -------  ------  ------
Distributions:
 Dividends from net investment
  income                               (.20)    (.14)    (.20)   (.19)     --
 Distributions from net realized
  gains                                (.58)    (.18)    (.09)     --      --
                                    -------  -------  -------  ------  ------
Total distributions                    (.78)    (.32)    (.29)   (.19)     --
                                    -------  -------  -------  ------  ------
Change in net asset value              (.27)    2.47     2.79     .53     .42
                                    -------  -------  -------  ------  ------
Net asset value, end of period      $ 15.94  $ 16.21  $ 13.74  $10.95  $10.42
                                    =======  =======  =======  ======  ======
TOTAL RETURN*                         3.40%   20.64%   29.11%   7.01%   4.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)       $65,538  $38,323  $18,365  $8,690  $3,635
Ratio of expenses to average net
 assets                               1.34%    1.58%    1.91%   1.84%   3.99%**
Ratio of expenses, net of
 reimbursement, to average net
 assets                               1.00%    1.00%    1.00%   1.00%   1.00%**
Ratio of net investment income to
 average net assets                   2.37%    1.58%    1.99%   2.06%   3.80%**
Portfolio turnover rate              12.91%   15.25%   14.97%  16.42%      --

+ PERIOD FROM MARCH 1, 1991 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1991.
* NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Capital Accumulator Fund, Inc.
Investment Portfolio, August 31, 1995

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                                   COUNTRY  SHARES      VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS: 92.7%
-------------------------------------------------------------------------------
 Appliances & Household Durables: 1.8%
          Electrolux AB, B                          Swe.     20,250 $   883,292
          Fisher & Paykel Ltd.                      N.Z.    100,000     305,828
                                                                    -----------
                                                                      1,189,120
-------------------------------------------------------------------------------
 Automobiles: 2.3%
          Ciadea SA                                 Arg.     26,667     109,394
          Ford Motor Co.                            U.S.     24,000     735,000
          General Motors Corp.                      U.S.     14,000     658,000
                                                                    -----------
                                                                      1,502,394
-------------------------------------------------------------------------------
 Banking: 8.6%
          ABN AMRO NV                              Neth.     15,000     592,069
          Australia & New Zealand Banking Group
          Ltd.                                      Aus.    200,000     811,780
          Banco Bilbao Vizcaya                       Sp.     20,000     605,167
          Banco Portugues de Investimento SA       Port.     18,240     269,203
          Bank of Montreal                          Can.     10,000     219,698
          Bankinter SA                               Sp.      7,500     651,810
          Barclays PLC                              U.K.     22,100     246,897
          HSBC Holdings PLC                         H.K.     55,200     741,610
          Korea Long Term Credit Bank               Kor.      5,000     147,342
          Korea Long Term Credit Bank, new          Kor.        250       7,302
          NationsBank Corp.                         U.S.      5,800     355,975
          Philippine National Bank                 Phil.     16,170     171,557
          PT Panin Bank, fgn.                      Indo.     71,500     101,737
          Sparbanken Sverige AB, A                  Swe.     30,000     252,677
          Sparbanken Sverige AB, A, 144a            Swe.     51,800     436,290
                                                                    -----------
                                                                      5,611,114
-------------------------------------------------------------------------------
 Broadcasting & Publishing: 0.6%
          News Corp. Ltd.                           Aus.     70,000     401,981
-------------------------------------------------------------------------------
 Building Materials & Components: 2.2%
          *Owens Corning Fiberglas Corp.            U.S.      5,500     215,875
          Pioneer International Ltd.                Aus.    275,815     717,313
          *Unione Cementi Marchino Emiliane
          (Unicem)                                  Itl.     80,000     540,891
                                                                    -----------
                                                                      1,474,079
-------------------------------------------------------------------------------
 Business & Public Services: 4.7%
          Esselte AB, B                             Swe.     40,000     509,463
          Lex Service PLC                           U.K.    100,000     498,076
          Societe Generale de Surveillance
          Holdings Ltd., br.                       Swtz.        460     826,507

Templeton Capital Accumulator Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                               COUNTRY  SHARES      VALUE
---------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
---------------------------------------------------------------------------
 Business & Public Services (cont.)
          Wheelabrator Technologies Inc.        U.S.     45,000 $   703,125
          WMX Technologies Inc.                 U.S.     18,000     528,750
                                                                -----------
                                                                  3,065,921
---------------------------------------------------------------------------
 Chemicals: 3.0%
          Bayer AG                              Ger.        420     108,519
          Great Lakes Chemical Corp.            U.S.      7,400     489,325
          Rhone-Poulenc SA, A                    Fr.     36,000     738,048
          Solvay SA                             Bel.      1,200     629,968
                                                                -----------
                                                                  1,965,860
---------------------------------------------------------------------------
 Construction & Housing: 0.5%
          *National Gypsum Co.                  U.S.      6,500     348,563
---------------------------------------------------------------------------
 Data Processing & Reproduction: 1.1%
          Newbridge Networks Corp.              Can.     24,000     697,077
---------------------------------------------------------------------------
 Electrical & Electronics: 3.7%
          Alcatel Alsthom SA                     Fr.      6,661     667,624
          BBC Brown Boveri Ltd., br.           Swtz.        652     687,740
          G.P. Batteries International Ltd.    Sing.     56,000     151,200
          Motorola Inc.                         U.S.      4,000     299,000
          Philips Electronics NV               Neth.     13,940     625,203
                                                                -----------
                                                                  2,430,767
---------------------------------------------------------------------------
 Electronic Components & Instruments: 0.7%
          Intel Corp.                           U.S.      8,000     491,000
---------------------------------------------------------------------------
 Energy Equipment & Services: 0.9%
          *Parker Drilling Co.                  U.S.     25,000     140,625
          Sun Co. Inc.                          U.S.     16,000     426,000
                                                                -----------
                                                                    566,625
---------------------------------------------------------------------------
 Energy Sources: 8.6%
          Amerada Hess Corp.                    U.S.      3,000     142,125
          *Barrett Resources Corp.              U.S.     26,000     559,000
          Norsk Hydro AS                        Nor.     10,000     422,184
          Royal Dutch Petroleum Co.            Neth.        800      95,400
          Saga Petroleum AS, B                  Nor.     49,070     596,270
          Societe Elf Aquitane SA                Fr.     11,500     841,694
          Tosco Corp.                           U.S.     15,600     501,150
          Total SA, B                            Fr.     13,000     763,244

Templeton Capital Accumulator Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                                 COUNTRY  SHARES      VALUE
-----------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-----------------------------------------------------------------------------
 Energy Sources (cont.)
          USX-Marathon Group Inc.                 U.S.     25,000 $   515,625
          Valero Energy Corp.                     U.S.     32,650     746,869
          YPF Sociedad Anonima, ADR               Arg.     25,000     440,625
                                                                  -----------
                                                                    5,624,186
-----------------------------------------------------------------------------
 Financial Services: 1.0%
          American Express Co.                    U.S.      6,050     244,269
          Onbancorp Inc.                          U.S.     14,000     400,750
                                                                  -----------
                                                                      645,019
-----------------------------------------------------------------------------
 Food & Household Products: 1.5%
          Burns Philp & Co. Ltd.                  Aus.    385,200     819,384
          Nestle SA                              Swtz.        170     171,982
                                                                  -----------
                                                                      991,366
-----------------------------------------------------------------------------
 Forest Products & Paper: 5.9%
          Boise Cascade Corp.                     U.S.      7,000     300,125
          Enso Gutzeit OY, R                      Fin.     60,900     527,327
          Georgia-Pacific Corp.                   U.S.      7,000     630,000
          Hansol Paper Co. Ltd., GDR, 144a        Kor.     16,687     350,436
          Hansol Paper Co. Ltd., GDS, 144a        Kor.      2,252      46,611
          International Paper Co.                 U.S.      5,500     450,313
          Maderas Y Sinteticos SA, ADR           Chil.     16,000     298,000
          Portucel Industrial Empresa Product
          Celulose, ADR, 144a                    Port.     49,100     357,179
          Stora Kopparbergs Bergslags AB, B       Swe.     45,000     560,821
          Unipapel SA                              Sp.     12,000     315,261
                                                                  -----------
                                                                    3,836,073
-----------------------------------------------------------------------------
 Health & Personal Care: 4.9%
          Astra AB, B                             Swe.     20,000     649,155
          Ciba-Geigy AG                          Swtz.        800     566,331
          Hafslund Nycomed SA, B                  Nor.     36,000     852,469
          Internatio-Mueller NV                  Neth.      7,000     477,302
          Windmere Corp.                          U.S.     90,000     697,500
                                                                  -----------
                                                                    3,242,757
-----------------------------------------------------------------------------
 Industrial Components: 3.2%
          BW/IP Inc.                              U.S.     31,000     554,125
          Goodyear Tire & Rubber Co.              U.S.     23,000     920,000
          SKF AB, B                               Swe.     30,000     608,069
                                                                  -----------
                                                                    2,082,194
-----------------------------------------------------------------------------

Templeton Capital Accumulator Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                               COUNTRY  SHARES      VALUE
---------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
---------------------------------------------------------------------------
 Insurance: 4.7%
          Aegon NV                             Neth.     17,500 $   588,119
          American International Group Inc.     U.S.     10,250     826,406
          International Nederlanden Group      Neth.     13,000     737,259
          Kemper Corp.                          U.S.      6,000     288,000
          Progressive Corp. Ohio                U.S.      2,000      88,750
          Swiss Reinsurance Co.                Swtz.        100      80,999
          Swiss Reinsurance Co., br.           Swtz.        605     490,045
                                                                -----------
                                                                  3,099,578
---------------------------------------------------------------------------
 Machinery & Engineering: 1.4%
          Sasib SPA, di Risp                    Itl.    185,856     508,999
          VA Technologie AG, br., 144a         Aust.      4,000     441,668
                                                                -----------
                                                                    950,667
---------------------------------------------------------------------------
 Merchandising: 2.3%
          Burton Group PLC                      U.K.    450,000     715,693
          Dayton-Hudson Corp.                   U.S.      9,000     658,125
          K Mart Corp.                          U.S.     10,000     136,250
                                                                -----------
                                                                  1,510,068
---------------------------------------------------------------------------
 Metals & Mining: 2.1%
          Pechiney SA, invt. ctf.                Fr.      8,000     518,179
          SIG (Schweizerische Industrie
          Gesellschaft) Holdings AG            Swtz.        400     866,426
                                                                -----------
                                                                  1,384,605
---------------------------------------------------------------------------
 Multi-Industry: 4.1%
          Cheung Kong Holdings Ltd.             H.K.    160,000     793,696
          Dairy Farm International Holdings
          LTd.                                  H.K.    450,000     418,500
          Hutchison Whampoa Ltd.                H.K.    101,500     489,078
          Jardine Matheson Holdings Ltd.
          (Singapore)                           H.K.     32,336     232,819
          Swire Pacific Ltd., A                 H.K.     85,000     636,869
          Swire Pacific Ltd., B                 H.K.    100,000     118,848
                                                                -----------
                                                                  2,689,810
---------------------------------------------------------------------------
 Real Estate: 2.0%
          Beacon Properties Corp                U.S.     24,000     516,000
          Carr Realty Corp.                     U.S.     24,000     462,000
          *Catellus Development Corp.           U.S.     50,000     318,750
                                                                -----------
                                                                  1,296,750
---------------------------------------------------------------------------

Templeton Capital Accumulator Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                                   COUNTRY  SHARES      VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Telecommunications: 4.6%
          Compania de Telecomunicaciones de
          Chile SA, ADR                            Chil.      4,500 $   328,500
          Philippine Long Distance Telephone
          Co.                                      Phil.      3,000     189,236
          STET (Sta Finanziaria Telefonica
          Torino) SPA                               Itl.    197,100     602,505
          Telecomunicacoes Brasileiras SA, ADR,
          144a                                     Braz.        227       9,789
          Telefonica de Argentina SA, B, ADR        Arg.     16,600     410,850
          Telefonica de Espana SA                    Sp.     70,500     955,589
          Telmex-Telefonos de Mexico SA, L, ADR     Mex.     15,000     491,250
                                                                    -----------
                                                                      2,987,719
-------------------------------------------------------------------------------
 Textiles & Apparel: 2.9%
          *Fruit of the Loom Inc., A                U.S.     22,500     528,750
          PT Indorama Synthetics, fgn.             Indo.    220,417     734,237
          Shaw Industries Inc.                      U.S.     43,000     645,000
                                                                    -----------
                                                                      1,907,987
-------------------------------------------------------------------------------
 Transportation: 7.1%
          American President Cos. Ltd.              U.S.     20,000     587,500
          Brambles Industries Ltd.                  Aus.    105,000   1,055,990
          British Airways PLC                       U.K.     31,500     208,214
          Cathay Pacific Airways Ltd.               H.K.    150,000     225,746
          Kvaerner Industrier AS, A                 Nor.     12,000     467,363
          *Qantas Airways Ltd., ADR, 144a           Aus.     65,000   1,064,375
          Shun Tak Holdings                         H.K.    276,000     231,753
          Unitor AS                                 Nor.     60,000     845,926
                                                                    -----------
                                                                      4,686,867
-------------------------------------------------------------------------------
 Utilities Electrical & Gas: 5.0%
          Electricidad de Caracas                  Venz.    200,628     154,619
          Endesa-Empresa Nacional de
          Electricidad SA                            Sp.      4,800     249,147
          Entergy Corp.                             U.S.     16,500     396,000
          Evn Energie-Versorgung
          Niederoesterreich AG                     Aust.      2,000     261,320
          Iberdrola SA                               Sp.     90,000     691,038
          Nova Corp.                                Can.     36,200     296,556
          Texas Utilties Electric Co.               U.S.     10,500     364,875
          VEBA AG                                   Ger.     22,000     840,736
                                                                    -----------
                                                                      3,254,291
-------------------------------------------------------------------------------

Templeton Capital Accumulator Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY                   ISSUE                      COUNTRY      SHARES         VALUE
--------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------------------
 Wholesale & International Trade: 1.3%
                            Brierley Investments
                            Ltd.                         N.Z.     1,000,000     $   741,796
                            Sime Darby Hongkong Ltd.     H.K.        90,000         109,288
                                                                                -----------
                                                                                    851,084
                                                                                -----------
 TOTAL COMMON STOCKS (cost $53,024,622)                                          60,785,522
--------------------------------------------------------------------------------------------
 PREFERRED STOCKS: 1.7%
--------------------------------------------------------------------------------------------
                            ABN Amro NV, conv., pfd.    Neth.           333          12,162
                            Concessioni e
                             Costruzioni Autostrade
                             SPA,
                             B, pfd.                     Itl.       490,000         572,967
                            News Corp. Ltd., conv.,
                            pfd.                         Aus.        35,000         180,471
                            Telebras-
                             Telecomunicacoes
                             Brasileiras SA, pfd.,
                             ADR                        Braz.         8,200         356,700
                                                                                -----------
 TOTAL PREFERRED STOCKS (cost $1,059,496)                                         1,122,300
--------------------------------------------------------------------------------------------
                                                                 PRINCIPAL IN
                                                               LOCAL CURRENCY**
--------------------------------------------------------------------------------------------
 BOND: 0.8% (cost $536,875)
--------------------------------------------------------------------------------------------
                            Essar Gujarat Ltd.,
                            5.50%, conv., 8/05/98        U.S.       500,000         502,500
--------------------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 5.2% (cost $3,405,350)
--------------------------------------------------------------------------------------------
                            U. S. Treasury Bills,
                             5.28% to 5.41% with
                             maturities to 10/19/95      U.S.     3,425,000       3,405,818
--------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 100.4% (cost $58,026,343)                                    65,816,140
 OTHER ASSETS, LESS LIABILITIES: (0.4%)                                            (278,514)
                                                                                -----------
 TOTAL NET ASSETS: 100.0%                                                       $65,537,626
                                                                                ===========

 *NON-INCOME PRODUCING.
**CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Capital Accumulator Fund, Inc.
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

Assets:
 Investments in securities, at value
  (identified cost $58,026,343)                      $65,816,140
 Cash                                                     12,377
 Receivables:
  Investment securities sold                           2,999,207
  Capital shares sold                                     20,572
  Dividends and interest                                 111,983
  Other                                                   12,653
                                                     -----------
   Total assets                                       68,972,932
                                                     -----------
Liabilities:
 Payables:
  Investment securities purchased                      3,264,832
  Capital shares redeemed                                 13,041
 Accrued expenses                                        157,433
                                                     -----------
   Total liabilities                                   3,435,306
                                                     -----------
Net assets, at value                                 $65,537,626
                                                     ===========
Net assets consist of:
 Undistributed net investment income                 $ 1,017,645
 Net unrealized appreciation                           7,789,797
 Accumulated net realized loss                           (51,626)
 Net capital paid in on shares of
  capital stock                                       56,781,810
                                                     -----------
Net assets, at value                                 $65,537,626
                                                     ===========
Shares outstanding                                     4,111,171
                                                     ===========
Net asset value per share ($65,537,626 / 4,111,171)  $     15.94
                                                     ===========

STATEMENT OF OPERATIONS
for the year ended August 31, 1995

Investment income:
 (net of $103,532
 foreign taxes withheld)
 Dividends                                            $943,350
 Interest                                              759,930
                                                      --------
  Total income                                                  $1,703,280
Expenses:
 Management fees (Note 3)                              378,859
 Administrative fees (Note 3)                           75,773
 Custodian fees                                         37,425
 Reports to shareholders                               130,155
 Audit fees                                             16,400
 Legal fees (Note 3)                                     7,500
 Registration and filing fees                           20,000
 Directors' fees and expenses                            8,000
 Other                                                   2,858
                                                      --------
  Total expenses                                       676,970
 Less expenses reimbursed (Note 3)                    (170,528)
                                                      --------
  Total expenses less reimbursement                                506,442
                                                                ----------
   Net investment income                                         1,196,838
Realized and unrealized
 gain (loss):
 Net realized gain (loss) on:
  Investments                                          436,028
  Foreign currency transactions                        (24,801)
                                                      --------
                                                       411,227
 Net unrealized appreciation on investments            961,710
                                                      --------
  Net realized and
   unrealized gain                                               1,372,937
                                                                ----------
Net increase in net assets resulting from operations            $2,569,775
                                                                ==========

                  SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Capital Accumulator Fund, Inc.
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1995 and 1994

                                                  1995         1994
                                               -----------  -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income                        $ 1,196,838  $   439,034
  Net realized gain on investment and foreign
   currency transactions                           411,227    1,079,019
  Net unrealized appreciation                      961,710    3,568,551
                                               -----------  -----------
   Net increase in net assets resulting from
    operations                                   2,569,775    5,086,604
 Distributions to shareholders:
  From net investment income                      (584,857)    (207,482)
  From net realized gain                        (1,459,126)    (269,390)
 Capital share transactions (Note 2)            26,689,267   15,348,130
                                               -----------  -----------
   Net increase in net assets                   27,215,059   19,957,862
Net assets:
 Beginning of year                              38,322,567   18,364,705
                                               -----------  -----------
 End of year                                   $65,537,626  $38,322,567
                                               ===========  ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Capital Accumulator Fund, Inc.
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Capital Accumulator Fund, Inc. (the Fund) is an open-end, diversified management investment company registered under the Investment Company Act of 1940. Shares of the Fund are offered to the general public only through Temple-ton Capital Accumulation Plans. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

b. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign secu-rities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

At August 31, 1995, there were 100 million shares of capital stock authorized ($0.01 par value). Transactions in the Fund's shares for the years ended August 31, 1995 and 1994 were as follows:

                               1995                    1994
                       ----------------------  ----------------------
                        SHARES      AMOUNT      SHARES      AMOUNT
                       ---------  -----------  ---------  -----------
     Shares sold       1,748,863  $26,758,403  1,072,392  $16,053,892
     Shares issued on
      reinvestment of
      distributions      135,355    2,042,103     33,496      475,853
     Shares redeemed    (137,739)  (2,111,239)   (78,036)  (1,181,615)
                       ---------  -----------  ---------  -----------
     Net increase      1,746,479  $26,689,267  1,027,852  $15,348,130
                       =========  ===========  =========  ===========

Templeton Capital Accumulator Fund, Inc.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton In-vestment Counsel, Inc. (TICI) and Templeton Global Investors, Inc. (TGII), the Fund's investment manager and administrative manager, respectively. The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.75% per annum of its average daily net assets. The Fund pays to TGII monthly a fee of 0.15% per annum, on the first $200 million of the Fund's average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. TGII has voluntarily agreed to limit the total expenses of the fund to an annual rate of 1.00% of the Fund's average net assets. The amount of the reimbursement for the year ended August 31, 1995 is set forth in the Statement of Operations.

An officer of the Company is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $7,500 for the year ended August 31, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1995, aggregated $32,183,097 and $4,860,242, respective-ly. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At August 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income tax purposes, was as follows:

     Unrealized appreciation      $ 9,247,872
     Unrealized depreciation       (1,458,075)
                                  -----------
     Net unrealized appreciation  $ 7,789,797
                                  ===========

Templeton Capital Accumulator Fund, Inc.
Independent Auditor's Report

--------------------------------------------------------------------------------
The Board of Directors and Shareholders Templeton Capital Accumulator Fund,
Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Capital Accumulator Fund, Inc. as of Au-gust 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the pe-riod then ended and for the period from March 1, 1991 (commencement of opera-tions) to August 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to ex-press an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Au-gust 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton Capital Accumulator Fund, Inc. as of August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                        /s/ McGladrey & Pullen, LLP

New York, New York
September 29, 1995

                                     Notes
                                     -----

                                     Notes
                                     -----

--------------------------------------------------------------------------------

 TEMPLETON CAPITAL
 ACCUMULATOR FUND,
 INC.

 Auditors
 McGladrey & Pullen, LLP
 555 Fifth Avenue
 New York, New York 10017-2416

 PRINCIPAL UNDERWRITER:

 Franklin Templeton
 Distributors, Inc.
 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Account Services
 1-800-354-9191

 Sales Information
 1-800-292-9293

 This report must be preceded or accompanied by the prospectus of Templeton Capital Accumulator Fund, Inc. which contains more complete information including charges and expenses.

 Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

--------------------------------------------------------------------------------

 [RECYCLED PAPER LOGO APPEARS HERE]
                                                                 TLCAP A95 10/95

TEMPLETON

CAPITAL

ACCUMULATOR

FUND, INC.

Annual Report
August 31, 1995




[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]